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                                                                   EXHIBIT 10.1



                     THIRD AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and dated as of the 28th day of October, 1999, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").


                                    RECITALS

         A. Pursuant to that certain Amended and Restated Credit Agreement dated as of December 10, 1998, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B. The Company, the Agent and the Lenders desire to modify the Credit Agreement in certain respects as set forth more particularly below.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

         1. Modification of Credit Limit. To reflect the agreement of the parties to modify the aggregate dollar amount of Loans and Letters of Credit which may be outstanding under the Loan Documents, the parties hereto hereby agree that effective as of the Effective Date (as such term is defined in Paragraph 5 below):

                  (a) The definition of the term "Credit Limit" set forth in Paragraph 12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "'Credit Limit' shall mean: (a) to but not including November 1, 1999, $30,000,000, (b) from and including November 1, 1999 to but not including February 1, 2000, $33,000,000, and (c) from and including February 1, 2000 to and including the Maturity Date, $25,000,000."

                  (b) Schedule 5 to the Credit Agreement is hereby amended and restated in its entirety and replaced by Amendment Exhibit 5 in the form attached hereto.

         2. Modification of Reporting Requirement. To reflect the agreement of the parties with respect to the failure of the Company to have delivered certain collateral reports prior to the date hereof and to modify existing collateral reporting requirements, effective as of the Effective Date:

                  (a) Paragraph 7(b)(5) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(5) During the period beginning November 1, 1999 and ending January 31, 2000, no later than the close of business of the Agent on the second Business Day of each week, as

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         of the close of business of the Company on the last Business Day of the immediately preceding week, an Abbreviated Borrowing Base Certificate; and"

                  (b) The Agent and the Lenders hereby waive any Event of Default which may exist as a result of the failure of the Company to have delivered certain Abbreviated Borrowing Base Certificates as required under Paragraph 7(b)(5) prior to the Effective Date. Nothing contained herein shall in any manner or to any extent constitute any agreement by the Agent or the Lender to waive any other Event of Default which may now or in the future exist under the Loan Documents, whether such Event of Default is similar to that expressly waived hereunder or otherwise.

         3. Modification of Financial Covenant. To reflect the agreement of the parties to modify the financial covenants set forth in Paragraph 8(j) of the Credit Agreement, the parties hereto hereby agree that effective as of the Effective Date Paragraph 8(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "8(j) Ratio of Total Liabilities to Tangible Net Worth. Permit the Company's ratio of consolidated Total Liabilities to consolidated Tangible Net Worth to be more than (i) as of March 31, 1999, 4.00:1.00,
         (ii) as of June 30, 1999, 6.20:1.00, (iii) as of September 30, 1999,
         3.50:1.00, (iv) as of December 31, 1999, 3.25:1.00, and (v) as of March
         31, 2000, 2.25:1.00."

         4. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that: (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Security Agreement remains in full force and effect.

         5. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that the Agent receives the following:

                  (a) Duly executed signature pages for this Amendment from each party hereto;

                  (b) A reaffirmation of guaranty and security agreement in form and substance acceptable to the Agent and the Lenders, duly executed by each of Corinthian Marketing, Inc. and Equity Marketing Hong Kong, Ltd.;

                  (c) A copy of corporate resolutions from the Company, certified by a Secretary or an Assistant Secretary of the Company, authorizing the execution, delivery and performance of this Amendment by the Company, and an incumbency certificate identifying the officers of the Company authorized to execute this Amendment on behalf of the Company; and

                  (d) Such other resolutions, incumbency certificates, good standing certificates or other documents as the Agent may reasonably request.

         6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

                  (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

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                  (b) At and as of the date of execution hereof and at and as of the Effective Date of this Amendment and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all material respects, and (ii) there has not occurred an Event of Default or Potential Default other than such as is expressly waived hereunder.

         7. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                 EQUITY MARKETING, INC.,
                                 a Delaware corporation



                                 By   /s/ TERESA P. COVINGTON
                                   ---------------------------------------------
                                 Name    Teresa P. Covington
                                     -------------------------------------------
                                 Title      Vice President, Finance
                                       -----------------------------------------


                                SANWA BANK CALIFORNIA, as Agent and as a Lender



                                 By     /s/ JENNIFER L. BANKS
                                   ---------------------------------------------
                                 Name     Jennifer L. Banks
                                     -------------------------------------------
                                 Title       Vice President
                                      ------------------------------------------


                                 IMPERIAL BANK, as a Lender



                                 By    /s/ JENNIFER HUANG
                                   ---------------------------------------------
                                 Name    Jennifer Huang
                                     -------------------------------------------
                                 Title      Commercial Loan Officer
                                      ------------------------------------------

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                                                          AMENDMENT SCHEDULE 5

                               COMMITMENT SCHEDULE

As of the Effective Date of the Third Amendment:

I.    Prior to but not including November 1, 1999:

Credit Limit                        Percentage Shares                  Maximum Commitment
------------                        -----------------                  ------------------
$30,000,000                         Sanwa Bank California:             Sanwa Bank California:
                                        75%                                $22,500,000

                                    Imperial Bank:                     Imperial Bank:
                                        25%                                $ 7,500,000


II.   From and including November 1, 1999 to but not including February 1, 2000:

Credit Limit                        Percentage Shares                  Maximum Commitment
------------                        -----------------                  ------------------
$33,000,000                         Sanwa Bank California:             Sanwa Bank California:
                                        75%                                $24,750,000.00

                                    Imperial Bank:                     Imperial Bank:
                                        25%                                $8,250,000


III.  From and including February 1, 2000 to and including the Maturity Date:

Credit Limit                        Percentage Shares                  Maximum Commitment
------------                        -----------------                  ------------------
$25,000,000                         Sanwa Bank California:             Sanwa Bank California:
                                        75%                                $18,750,000.00

                                    Imperial Bank:                     Imperial Bank:
                                        25%                                $6,250,000

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